Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

FIRST QUARTER 2016

EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

FORM 15

242 UNITS

SAN DIEGO, CA

INVESTOR RELATIONS

Barb Pak

Vice President of Finance & Investor Relations

(650) 655-7800

ESSEX PROPERTY TRUST, INC.

1100 Park Place, Suite 200

San Mateo, CA 94403

(650) 655-7800

Q1 2016 Supplemental

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2016	2015

Revenues:
Rental and other property	$312,178	$280,229
Management and other fees	2,024	2,644
	314,202	282,873

Expenses:
Property operating	94,490	87,171
Depreciation and amortization	109,707	106,907
General and administrative	9,182	10,545
Merger and integration expenses	—	2,388
Acquisition and investment related costs	828	547
	214,207	207,558
Earnings from operations	99,995	75,315

Interest expense, net (1)	(49,343)	(47,546)
Interest and other income	5,208	4,199
Equity income from co-investments	15,068	4,311
Gain on sale of real estate and land	20,258	7,112
Deferred tax expense on gain on sale of real estate and land	(4,279)	—
Gain on remeasurement of co-investment	—	21,362
Net income	86,907	64,753
Net income attributable to noncontrolling interest	(5,071)	(4,076)
Net income attributable to controlling interest	81,836	60,677
Dividends to preferred stockholders	(1,314)	(1,314)
Excess of redemption value of preferred stock
over the carrying value	(2,541)	—
Net income available to common stockholders	$77,981	$59,363

Net income per share - basic	$1.19	$0.92

Shares used in income per share - basic	65,405,654	64,185,455

Net income per share - diluted	$1.19	$0.92

Shares used in income per share - diluted	65,557,639	64,394,680

(1)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

See Company's 10-K and 10-Q for additional disclosures S-1

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2016	2015

Rental and other property
Rental	$292,519	$262,365
Other property	19,659	17,864
Rental and other property	$312,178	$280,229

Property operating expenses
Real estate taxes	$34,419	$31,553
Administrative and insurance	19,034	18,240
Maintenance and repairs	18,018	16,467
Utilities	15,466	14,829
Property management	7,553	6,082
Property operating expenses	$94,490	$87,171

Interest and other income
Marketable securities and other interest income	$4,468	$3,199
Gain from sale of marketable securities	740	—
Insurance reimbursements	—	1,000
Interest and other income	$5,208	$4,199

Equity income from co-investments
Equity income from co-investments	$4,952	$1,227
Income from preferred equity investments	2,681	2,615
Gain on sale of co-investment communities	7,435	—
Income from early redemption of preferred equity investments	—	469
Equity income from co-investments	$15,068	$4,311

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,784	$2,063
DownREIT limited partners' distributions	1,434	1,300
Third-party ownership interest	853	713
Noncontrolling interest	$5,071	$4,076

See Company's 10-K and 10-Q for additional disclosures S-2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	March 31,		% Change
	2016	2015

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$77,981	$59,363
Adjustments:
Depreciation and amortization	109,707	106,907
Gains not included in FFO	(27,693)	(28,474)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	4,279	—
Depreciation add back from unconsolidated co-investments	12,023	11,917
Noncontrolling interest related to Operating Partnership units	2,784	2,063
Depreciation attributable to third party ownership and other (1)	6	(249)
Funds from operations attributable to common stockholders and unitholders	$179,087	$151,527
FFO per share-diluted	$2.64	$2.27	16.3%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$—	2,388
Acquisition and investment related costs	828	547
Gain on sale of marketable securities	(740)	—
Income from early redemption of preferred equity investments	—	(469)
Excess of redemption value of preferred stock over the carrying value	2,541	—
Other non-core adjustments	—	(1,375)
Core funds from operations attributable to common stockholders and unitholders	181,716	152,618
Core FFO per share-diluted	$2.68	$2.29	17.0%

Changes in core items:
Same-property NOI	$15,780
Non-same property NOI	8,850
Management and other fees, net	(245)
FFO from co-investments	3,897
Interest and other income	1,269
Interest expense	(1,797)
General and administrative	1,363
Other items, net	(19)
	$29,098

Weighted average number of shares outstanding diluted (2)	67,866,703	66,641,225

(1)	The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest's share of net operating income in these investments for the three ended March 31, 2016 was $1.0 million.

(2)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes 740,146 DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company's 10-K and 10-Q for additional disclosures S-3

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2016	December 31, 2015

Real Estate:
Land and land improvements	$2,573,923	$2,522,842
Buildings and improvements	10,052,754	9,808,627
	12,626,677	12,331,469
Less: accumulated depreciation	(2,051,802)	(1,949,892)
	10,574,875	10,381,577
Real estate under development	145,711	242,326
Co-investments	1,069,684	1,036,047
Real estate held for sale, net		26,879
	11,790,270	11,686,829
Cash and cash equivalents	80,483	123,055
Marketable securities and other investments	138,597	137,485
Notes and other receivables	18,198	19,285
Prepaid expenses and other assets	39,936	38,437
Total assets	$12,067,484	$12,005,091

Unsecured debt, net	$2,936,463	$3,088,680
Mortgage notes payable, net	2,252,057	2,215,077
Lines of credit, net	164,282	11,707
Other liabilities	353,489	307,152
Cumulative redeemable preferred stock at liquidation value	73,750	—
Total liabilities	5,780,041	5,622,616
Redeemable noncontrolling interest	46,203	45,452
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value		73,750
Additional paid-in capital	7,010,181	7,003,317
Distributions in excess of accumulated earnings	(824,046)	(797,329)
Accumulated other comprehensive loss, net	(44,149)	(42,011)
Total stockholders' equity	6,141,992	6,237,733
Noncontrolling interest	99,248	99,290
Total equity	6,241,240	6,337,023

Total liabilities and equity	$12,067,484	$12,005,091

See Company's 10-K and 10-Q for additional disclosures S-4

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2016
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

							Unamortized premiums (discounts) and (debt issuance costs)
									Weighted Average Interest Rate	Percentage of Total Debt
		Weighted Average
	Balance Outstanding	Interest Rate	Maturity In Years		Unsecured	Secured		Total
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	4.4	2016	$200,000	$22,803	$18,993	$241,796	2.6%	4.7%
Bonds public - fixed rate	2,400,000	3.5%	6.5	2017	365,000	199,851	16,825	581,676	3.2%	11.2%
Term loan (1)	225,000	2.4%	0.7	2018	—	321,328	13,732	335,060	5.3%	6.6%
Unamortized net premiums and debt issuance costs	(3,537)	—	—	2019	75,000	586,954	9,120	671,074	3.4%	12.9%
	2,936,463	3.5%	5.8	2020	—	693,868	3,791	697,659	4.9%	13.4%
Mortgage Notes Payable, net				2021	500,000	51,584	(2,943)	548,641	4.3%	10.6%
Fixed rate - secured	1,903,947	4.9%	3.5	2022	300,000	41,355	(3,400)	337,955	3.7%	6.5%
Variable rate - secured (2)	291,709	1.0%	19.6	2023	600,000	846	(1,615)	599,231	3.6%	11.5%
Unamortized premiums and debt issuance costs	56,401	—	—	2024	400,000	925	(912)	400,013	4.0%	7.7%
Total mortgage notes payable	2,252,057	4.4%	5.6	2025	500,000	14,611	(236)	514,375	3.5%	9.9%
				2026	—	1,106	(137)	969	1.0%	0.0%
Unsecured Lines of Credit, net				Thereafter	—	260,425	(354)	260,071	0.9%	5.0%
Line of credit (3)	165,000	1.8%
Line of credit (4)	3,386	1.8%		Total	$2,940,000	$2,195,656	$52,864	$5,188,520	3.9%	100.0%
Unamortized debt issuance costs	(4,104)	—
Total lines of credit (5)	164,282	1.8%

Total debt, net	$5,352,802	3.8%

Capitalized interest for the three months ended March 31, 2016 was approximately $3.1 million.

(1)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.

(2)	$281.7 million of $291.7 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.

(3)	The unsecured line of credit facility aggregates to $1 billion. In January 2016, the line maturity was extended to December 2019 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.

(4)	The unsecured line of credit facility is $25 million. In January 2016, the maturity was extended to January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.

See Company's 10-K and 10-Q for additional disclosures S-5

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - March 31, 2016
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants		Actual	Requirement
Total debt, net		$5,352,802
				Debt to Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		65,427
Limited partnership units (1)		2,306
Options-treasury method		206		Secured Debt to Total Assets:	16%	< 40%
Total shares of common stock and potentially dilutive securities		67,939

Common stock price per share as of March 31, 2016		$233.86
				Interest Coverage:	372%	> 150%
Market value of common stock and potentially dilutive securities		$15,888,215

Preferred stock (2)		$73,750		Unsecured Debt Ratio (1):	293%	> 150%

Total equity capitalization		$15,961,965
			Selected Credit Ratios		Actual
Total market capitalization		$21,314,767
Ratio of debt to total market capitalization		25.1%		Net Indebtedness Divided by Adjusted EBITDA (2) (3):	5.7

				Unencumbered NOI to Total NOI:	67%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.		(1)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
(2)	For financial statement purposes, the preferred stock was reclassified to cumulative redeemable preferred stock at liquidation value in total liabilities on the Consolidated Balance Sheet and is no longer part of total equity.		(2)	Net Indebtedness is total debt less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
Credit Ratings			(3)	Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.
Rating Agency	Rating Outlook
Fitch	BBB+ Stable
Moody's	Baa2 Positive
Standard & Poor's	BBB Positive

See Company's 10-K and 10-Q for additional disclosures S-6

E S S E X P R O P E R T Y T R U S T, I N C.

Portfolio Summary as of March 31, 2016

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments	Apartment Homes in Development (4)	Total	Consolidated	Unconsolidated Co-investments (5)	Total (6)	Consolidated	Unconsolidated Co-investments (5)	Total (6)

Southern California
Los Angeles County	9,438	1,618	—	11,056	$2,237	$1,901	$2,211	20.2%	13.9%	19.6%
Orange County	5,788	1,144	—	6,932	1,968	1,674	1,942	11.2%	8.6%	10.9%
San Diego County	5,203	616	—	5,819	1,727	1,574	1,718	8.2%	5.5%	8.0%
Ventura County	2,897	373	—	3,270	1,625	2,033	1,650	4.8%	3.3%	4.7%
Other Southern CA	623	249	—	872	1,525	1,461	1,514	0.9%	1.7%	1.0%
Total Southern California	23,949	4,000	—	27,949	1,971	1,771	1,956	45.3%	33.0%	44.2%

Northern California
Santa Clara County	6,160	2,477	852	9,489	2,601	2,626	2,605	16.6%	27.5%	17.6%
Alameda County	3,138	1,293	506	4,937	2,363	2,252	2,343	7.4%	14.9%	8.1%
San Mateo County	1,830	197	599	2,626	2,714	2,729	2,714	5.1%	2.6%	4.9%
Contra Costa County	2,270	—	49	2,319	2,163	—	2,163	5.0%	—	4.5%
San Francisco MSA	1,341	463	545	2,349	3,024	3,467	3,095	3.5%	7.9%	3.9%
Other Northern CA	126	—	—	126	2,200	—	2,200	0.3%	—	0.3%
Total Northern California	14,865	4,430	2,551	21,846	2,532	2,615	2,544	37.9%	52.9%	39.3%

Seattle Metro	10,239	1,958	—	12,197	1,619	1,499	1,609	16.8%	14.1%	16.5%

Total	49,053	10,388	2,551	61,992	$2,068	$2,091	$2,071	100.0%	100.0%	100.0%

(1)	Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended March 31, 2016.

(3)	Includes all apartment communities with rents.

(4)	Includes development communities with no rental income.

(5)	Co-investment amounts weighted for Company's pro rata share.

(6)	At Company's pro rata share.

See Company's 10-K and 10-Q for additional disclosures S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands, except in footnotes)

	Apartment Homes	Q1 '16	Q4 '15	Q3 '15	Q2 '15	Q1 '15

Rental and other property revenues:
Same-property	45,517	$279,745	$276,664	$272,899	$266,450	$260,697
Acquisitions (2)	2,232	15,856	12,941	11,594	9,035	3,150
Development (3)	624	6,292	5,146	4,801	4,330	2,934
Redevelopment	680	4,406	4,293	4,214	4,078	3,979
Non-Residential/Other, net (4)	—	5,879	9,602	9,014	10,208	9,469
Total rental and other property revenues	49,053	312,178	308,646	302,522	294,101	280,229

Property operating expenses:
Same-property		84,256	85,109	85,225	82,206	80,988
Acquisitions (2)		5,575	4,312	4,032	3,519	1,084
Development (3)		2,108	1,383	1,452	1,468	1,033
Redevelopment		1,507	1,653	1,611	1,534	1,539
Non-Residential/Other, net (4) (5)		1,044	(316)	1,799	1,350	2,527
Total property operating expenses		94,490	92,141	94,119	90,077	87,171

Net operating income (NOI):
Same-property		195,489	191,555	187,674	184,244	179,709
Acquisitions (2)		10,281	8,629	7,562	5,516	2,066
Development (3)		4,184	3,763	3,349	2,862	1,901
Redevelopment		2,899	2,640	2,603	2,544	2,440
Non-Residential/Other, net (4)		4,835	9,918	7,215	8,858	6,942
Total NOI		$217,688	$216,505	$208,403	$204,024	$193,058

Same-property metrics
Operating margin		70%	69%	69%	69%	69%
Annualized turnover (6)		45%	45%	61%	56%	45%
Financial occupancy (7)		96.0%	96.0%	96.0%	96.0%	96.1%

(1)	Includes consolidated communities only.

(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2015.

(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2015.

(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.

(5)	Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q4'15 there were $1.9 million in reductions to operating expenses related to changes in prior period property tax estimates.

(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.

(7)	Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company's 10-K and 10-Q for additional disclosures S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Results by County - First Quarter 2016 vs. First Quarter 2015 and Fourth Quarter 2015
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q1 '16 % of Actual NOI	Q1 '16	Q1 '15	% Change	Q1 '16	Q1 '15	% Change	Q1 '16	Q1 '15	% Change	Q4 '15	% Change

Southern California
Los Angeles County	7,443	17.3%	$2,199	$2,076	5.9%	96.0%	95.7%	0.3%	$49,257	$46,024	7.0%	$48,514	1.5%
Orange County	5,788	12.1%	1,968	1,868	5.4%	96.1%	96.3%	-0.2%	34,437	32,951	4.5%	34,103	1.0%
San Diego County	4,961	8.9%	1,727	1,621	6.5%	95.7%	95.6%	0.1%	25,982	24,398	6.5%	25,786	0.8%
Ventura County	2,897	5.3%	1,625	1,529	6.3%	96.2%	96.3%	-0.1%	14,472	13,694	5.7%	14,288	1.3%
Other Southern CA	623	1.0%	1,525	1,417	7.6%	98.4%	98.7%	-0.3%	2,953	2,756	7.1%	2,959	-0.2%
Total Southern California	21,712	44.6%	1,934	1,825	6.0%	96.0%	96.0%	0.0%	127,101	119,823	6.1%	125,650	1.2%

Northern California
Santa Clara County	5,874	17.4%	2,590	2,387	8.5%	96.4%	96.4%	0.0%	45,957	42,249	8.8%	45,234	1.6%
Alameda County	2,914	7.4%	2,337	2,111	10.7%	95.7%	96.2%	-0.5%	20,614	18,754	9.9%	20,242	1.8%
San Mateo County	1,566	4.6%	2,596	2,387	8.8%	96.2%	96.1%	0.1%	12,438	11,393	9.2%	12,242	1.6%
Contra Costa County	2,270	5.4%	2,163	1,981	9.2%	96.6%	96.2%	0.4%	14,970	13,695	9.3%	14,799	1.2%
San Francisco MSA	816	2.0%	2,405	2,248	7.0%	93.4%	94.1%	-0.7%	5,753	5,403	6.5%	5,884	-2.2%
Other Northern CA	126	0.3%	2,200	1,916	14.8%	98.6%	96.7%	2.0%	839	725	15.7%	857	-2.1%
Total Northern California	13,566	37.1%	2,450	2,247	9.0%	96.1%	96.2%	-0.1%	100,571	92,219	9.1%	99,258	1.3%

Seattle Metro	10,239	18.3%	1,619	1,503	7.7%	95.8%	96.2%	-0.4%	52,073	48,655	7.0%	51,756	0.6%

Total Same-Property	45,517	100.0%	$2,017	$1,878	7.4%	96.0%	96.1%	-0.1%	$279,745	$260,697	7.3%	$276,664	1.1%

See Company's 10-K and 10-Q for additional disclosures S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Operating Expenses - Quarter to Date as of March 31, 2016 and 2015
(Dollars in thousands)

	Based on 45,517 apartment homes
	Q1 '16	Q1 '15	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$ 29,335	$ 28,743	2.1%	34.8%
Maintenance and repairs	16,309	15,380	6.0%	19.4%
Administrative	15,072	14,695	2.6%	17.9%
Utilities	13,852	13,663	1.4%	16.4%
Management fees (1)	6,854	5,654	21.2%	8.1%
Insurance	2,834	2,853	-0.7%	3.4%
Total same-property operating expenses	$ 84,256	$ 80,988	4.0%	100.0%

(1)	Reflects the Company's change to property management fee allocation.

See Company's 10-K and 10-Q for additional disclosures S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - March 31, 2016
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied	% Leased	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (3)
Station Park Green	San Mateo, CA	100%	599	35,000	$ 91	$ 263	$ 354	$ 354	$ 567	0.0%	0.0%	Q3 2015	Q3 2017	Q4 2018
Gateway Village (4)	Santa Clara, CA	100%	476	—	29	197	226	226	475	0.0%	0.0%	Q2 2016	Q2 2018	Q3 2019
Total Development Projects - Consolidated			1,075	35,000	120	460	580	580	540

Land Held for Future Development - Consolidated
Other Projects	Various	100%			30	—	30	30
Total Development Pipeline - Consolidated			1,075	35,000	150	460	610	610

Development Projects/Land Held for Future Development - Joint Venture (3)
Agora (5)	Walnut Creek, CA	51%	49	32,188	90	5	95	48	1,140	0.0%	0.0%	Q3 2013	Q2 2016	Q3 2016
Owens	Pleasanton, CA	55%	255	5,729	69	20	89	49	341	0.0%	0.0%	Q3 2014	Q2 2016	Q2 2017
Hacienda	Pleasanton, CA	55%	251	—	44	42	86	47	343	0.0%	0.0%	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	105	67	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (6)	San Francisco, CA	50%	545	6,000	76	305	381	191	691	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,476	45,923	384	439	823	421	$ 526

Grand Total - Development Pipeline			2,551	80,923	$ 534	$ 899	$ 1,433	1,031
Essex Cost Incurred to Date								(349)
Essex Remaining Commitment								$ 682

(1)	The Company's share of the estimated total costs of the project.

(2)	Net of the estimated allocation to the retail component of the project.

(3)	For the first quarter of 2016, the Company's cost includes $2.8 million of capitalized interest, $0.8 million of capitalized overhead and $1.2 million of development fees (such development fees reduced G&A expenses).

(4)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.

(5)	Apartment homes are built to condominium standards and average approximately 1,600 square feet.

(6)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company's 10-K and 10-Q for additional disclosures S-11

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - March 31, 2016
(Dollars in thousands, except in footnotes)

		Total	Estimated	Estimated		NOI
	Apartment	Incurred	Remaining	Total	Project	For the year ended
Region/Project Name	Homes	To Date	Cost	Cost	Start Date	2016	2015

Same-property - Redevelopment Projects (1)
Southern California
Hamptons	215	$ 8,800	$ 14,800	$ 23,600	Q1 2014
The Hallie (formerly Monterras)	292	21,300	5,100	26,400	Q1 2014
Northern California
Summerhill Park	100	7,800	2,100	9,900	Q4 2014
Seattle Metro
Park Highland	250	8,300	4,200	12,500	Q4 2014
Total Same-Property - Redevelopment Projects	857	$ 46,200	$ 26,200	$ 72,400		$ 3,714	$ 3,197

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$ 41,600	$ 45,800	$ 87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$ 41,600	$ 45,800	$ 87,400		$ 1,656	$ 1,296

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.

See Company's 10-K and 10-Q for additional disclosures S-12

E S S E X P R O P E R T Y T R U S T, I N C.

Capital Expenditures - March 31, 2016
(Dollars in thousands, except in footnotes)

Revenue Generating Capital Expenditures (1) (2)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Trailing 4 Quarter
Same-property portfolio	$ 15,460	$ 23,132	$ 19,027	$ 18,281	$ 75,900
Non-same property portfolio	8,221	8,999	5,453	4,579	27,252
Total revenue generating capital expenditures	$ 23,681	$ 32,131	$ 24,480	$ 22,860	$ 103,152

Number of same-property interior renovations completed	813	618	859	700	2,990
Number of total consolidated interior renovations completed	917	704	1,051	848	3,520

Non-Revenue Generating Capital Expenditures (3)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Trailing 4 Quarter

Non-revenue generating capital expenditures	$ 5,312	$ 14,533	$ 17,994	$ 14,696	$ 52,535
Average apartment units in quarter	48,933	48,686	48,560	48,197	48,594
Capital expenditures per apartment unit in the quarter	$ 109	$ 299	$ 371	$ 305	$ 1,081

(1)	The Company incurred $0.3 million of capitalized interest, $2.4 million of capitalized overhead and $0.1 million of co-investment redevelopment fees related to redevelopment in Q1 2016.

(2)	Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.

See Company's 10-K and 10-Q for additional disclosures S-12.1

E S S E X P R O P E R T Y T R U S T, I N C.

Co-investments - March 31, 2016 (Dollars in thousands)	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended March 31, 2016

Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$559,905	$295,443	$102,726	3.9%	9.1	$8,984
Wesco III, LLC	50.0%	993	239,288	129,323	52,268	3.4%	4.5	3,580
Wesco IV, LLC	50.0%	1,116	300,379	155,000	61,491	3.7%	4.9	4,803
BEXAEW, LLC	50.0%	2,391	445,024	269,664	74,069	3.2%	4.9	7,556
CPPIB	55.0%	1,928	690,417	—	380,399	—	—	10,275
Palm Valley	50.0%	1,098	370,832	225,254	68,340	2.5%	0.8	5,120
Other	50.0% - 55.0%	587	200,250	137,717	32,000	2.7%	2.3	2,621
Total Operating Non-Consolidated Joint Ventures		10,388	$2,806,095	$1,212,401	$771,293	3.3%	4.8	$42,939
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,476	384,270	39,151	158,408	3.3%	1.4	—
Total Non-Consolidated Joint Ventures		11,864	$3,190,365	$1,251,552	$929,701			$42,939

								Essex Portion of NOI and Expenses
NOI								$22,084
Depreciation								(12,023)
Interest expense and other								(5,109)
Gain on sale of co-investments								7,435
Net income from operating co-investments								$12,387

								Income from Preferred Equity Investments
						Weighted Average Preferred Return	Weighted Average Expected Term	For the Three Months Ended March 31, 2016
Income from preferred equity investments								$2,681
Preferred Equity Investments (2)					$139,983	10.3%	3.2	$2,681

Total Co-investments					$1,069,684			$15,068

(1)	The Company has interests in five development co-investments, which are detailed on S-11.

(2)	As of March 31, 2016 the Company has invested in nine preferred equity investments.

See Company's 10-K and 10-Q for additional disclosures S-13

E S S E X P R O P E R T Y T R U S T, I N C.
Assumptions for 2016 FFO Guidance Range
Q1 2016 Earnings Results Supplement

($'s in thousands, except share and per share data) (1)	YTD	2016 Guidance Range
	Actuals	Low End	High End	Changes from Guidance Provided on Q4 '15 Earnings Release
Net Operating Income ("NOI")
Total NOI from consolidated communities	$ 217,688	$ 889,900	$ 908,100	Range of same-property NOI growth of 7.5% to 9.5%.

Management Fees	2,024	7,900	8,900

Interest Expense
Interest expense, before capitalized interest	(52,398)	(222,900)	(219,500)	Updated to reflect April unsecured bond offering.
Forecasted interest capitalized	3,055	12,800	14,800
Net interest expense	(49,343)	(210,100)	(204,700)

Recurring Income and Expenses
Interest and other income	4,468	16,600	17,600
FFO from co-investments	19,656	81,400	84,600	Updated to reflect investment activity through April.
General and administrative expense	(9,182)	(41,500)	(43,500)
Preferred dividends and non-controlling interest	(3,595)	(13,300)	(12,900)
Total recurring income and expenses	11,347	43,200	45,800

Non-Core Income and Expenses
Gain on sale of marketable securities	740	740	740
Loss on early retirement of debt and redemption costs	(2,541)	(2,541)	(2,541)
Acquisition and investment related costs	(828)	(2,000)	(3,000)
Other non-core adjustments	-	-	-
Total non-core income and expenses	(2,629)	(3,801)	(4,801)

Funds from Operations attributable to common stockholders and unitholders	$ 179,087	$ 727,099	$ 753,299

Funds from Operations per diluted share	$ 2.64	$ 10.66	$ 11.05

% Change - Funds from Operations	16.3%	9.7%	13.6%

Core Funds from Operations attributable to common stockholders and unitholders	$ 181,716	$ 730,900	$ 758,100

Core Funds from Operations per diluted share	$ 2.68	$ 10.72	$ 11.12

% Change - Core Funds from Operations	17.0%	9.2%	13.3%

Weighted average shares outstanding	67,867	68,200	68,200

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company's 10-K and 10-Q for additional disclosures S-14

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of March 31, 2016
(Dollars in thousands, except average rent amounts)

Acquisitions			Essex
		Apartment	Ownership			Contract		Price per	Average
Property Name	Location	Homes	Percentage	Entity	Date	Price		Apartment Home	Rent

Mio	San Jose, CA	103	100.0%	EPLP	Jan-16	$ 51,300		$ 498	$ 2,888
Form 15	San Diego, CA	242	100.0%	EPLP	Mar-16	97,400		402	2,221
	Q1 2016	345				$ 148,700		$ 431

Dispositions (1)			Essex
		Apartment	Ownership			Sales		Price per
Property Name	Location	Homes	Percentage	Entity	Date	Price		Apartment Home

The Heights	Chino Hills, CA	332	50.0%	JV	Jan-16	$ 93,800	(2)	$ 283
Harvest Park	Santa Rosa, CA	104	100.0%	EPLP	Feb-16	30,500		293
	Q1 2016	436				$ 124,300		$ 285

(1)	In January 2016, the Company sold its former headquarters office building, located in Palo Alto, CA for gross proceeds of $18.0 million.

(2)	The Heights sales price represents the total sales price at 100%.

See Company's 10-K and 10-Q for additional disclosures S-15

E S S E X P R O P E R T Y T R U S T, I N C.
2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	11,000	5,700	16,700	0.7%	0.5%	94,600	2.2%	5.5%
Orange	3,800	3,800	7,600	0.9%	0.7%	39,500	2.5%	5.6%
San Diego	3,300	3,500	6,800	0.7%	0.6%	36,700	2.6%	5.3%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	18,250	13,700	31,950	0.7%	0.5%	176,150	2.3%	5.5%

San Francisco	5,400	650	6,050	1.3%	0.8%	34,700	3.0%	6.3%
Oakland	1,600	4,300	5,900	0.5%	0.6%	27,900	2.5%	6.7%
San Jose	5,850	2,100	7,950	2.3%	1.2%	31,300	3.0%	6.3%
No. Cal.	12,850	7,050	19,900	1.5%	0.9%	93,900	2.8%	6.5%

Seattle	8,450	7,100	15,550	1.7%	1.3%	48,600	3.0%	6.1%

Weighted Average (4)	39,550	27,850	67,400	1.2%	0.8%	318,650	2.6%	6.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.3%, 2016 Job Growth: 2.0%

(1)	New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).

(4)	Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.

See Company's 10-K and 10-Q for additional disclosures S-16